                                                                    Exhibit 10.9

                                   COMMERCIAL
                                LEASE AGREEMENT





                   SSMRT BENSENVILLE INDUSTRIAL PARK (3),INC.
                   ------------------------------------------
                                                     Landlord


                                      AND


               OLYMPUS PROPERTIES, INC. AN ILLINOIS CORPORATION
               ------------------------------------------------
                                                          Tenant

STANDARD INDUSTRIAL LEASE AGREEMENT                   608 Supreme Drive
COMMERCIAL 93                                         Bensenville, Illinois
NET ESCROW                                            BIP #6
TRAMMELL CROW COMPANY                                 Drafted August 29, 1994


                                LEASE AGREEMENT



THIS LEASE AGREEMENT, made and entered into by and between, SSMRT Bensenville Industrial Park (3), Inc.

or its assigns, hereinafter referred to as "Landlord", and Olympus Properties, Inc.

hereinafter referred to as "Tenant";


                                  WITNESSETH:

         1. PREMISES AND TERM, In consideration of the mutual obligations of Landlord and Tenant set forth herein, Landlord leases to Tenant, and Tenant hereby takes from Landlord the Premises situated within the County of DuPage, State of Illinois, more particularly described on EXHIBIT "A", commonly known as 608 Supreme Drive and outlined in red attached hereto and incorporated herein by reference, (the "Premises"), to have and to hold, subject to the terms, covenants and conditions in this Lease. The term of this Lease shall commence on the commencement date hereinafter set forth and shall end on the last day of the month that is twenty-four (24) months after the commencement date.

         A. EXISTING BUILDING. If no improvements are to be constructed to the Premises, the commencement date shall be October 15, 1994, Tenant acknowledges that (i) it has inspected and accepts the Premises, (ii) the buildings and improvements comprising the same are suitable for the purpose for which the Premises are leased, (iii) the Premises are in good and satisfactory condition, and (iv) no representations as to the repair of the Premises, nor promises to alter, remodel or improve the Premises have been made by Landlord (unless otherwise expressly set forth in this Lease). If this lease is executed before the Premises become vacant or otherwise available and ready for occupancy, or if any present Tenant or occupant of the Premises holds over, and Landlord cannot, using good faith efforts, acquire possession of the Premises prior to the date above recited as the commencement date of this lease, Landlord shall not be deemed to be in default hereunder nor in any way liable to Tenant because of such failure, and Tenant agrees to accept possession of the Premises at such time as Landlord is able to tender the same, which date shall thenceforth be deemed to be the "commencement date"; and the term of this lease automatically shall be extended so as to include the full number of months hereinbefore provided for, except that if the commencement date is other than the first day of a calendar month such term also shall be extended for the remainder of the calendar month in which possession is tendered. Landlord hereby waives payment of rent covering any period prior to such tendering of possession. After the commencement date, Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises.

         Notwithstanding anything contained in Paragraph 1.A, Landlord will diligently pursue the substantial completion of the following improvements to the Premises on behalf of Tenant prior to October 15, 1994:
         *Enlarge three (3) overhead dock doors to a 9' wide x 10' high. *Clean carpet in the office and clean washroom area.
         *Deliver heating, ventilation, and air conditioning, and all mechanicals in good working condition.
         *Power scrub warehouse floor.
         *Provide two (2) 24' wide x 24' high sized openings in the existing demising wall that separates the warehouses.


         B. [BUILDING TO BE CONSTRUCTED OR SHELL SPACE. If the Premises or part thereof are to be constructed, the commencement date shall be deemed to be the date upon which the Premises and other improvements to be erected in accordance with the plans and specifications described on Exhibit "B" attached hereto and incorporated herein by reference (the "Plans") have been substantially completed.] As used herein, the term "substantially completed" shall mean, the date on which the City of Bensenville issues a temporary or permanent certificate of occupancy for the premises, [that in the opinion of the architect or space planner that prepared the Plans, such improvements have been completed in accordance with the Plans] and the Premises are in good and satisfactory condition, subject only to completion of minor punch list items. As soon as such improvements have been substantially completed, Landlord shall notify Tenant in writing that the commencement date has occurred. Within ten
(10) days thereafter, Tenant shall submit to Landlord in writing a punch list of items needing completion or correction. Landlord shall use its best efforts to complete such items within thirty (30) days after the receipt of such notice. In the event Tenant, its employees agents or contractors cause construction of such improvements to be delayed, the commencement date shall be deemed to be the date that, in the opinion of the architect or space planner that prepared the Plans, substantial completion would have occurred if such delays had not taken place.


2.       BASE RENT, SECURITY DEPOSIT AND ESCROW PAYMENTS.

         A. Tenant agrees to pay to Landlord rent for the Premises, in advance, without demand, deduction or set off, at the rate of Twenty Five Thousand Seventy-Nine and 00/100 Dollars ($25,079) per month during the term hereof. One such monthly installment, plus the other monthly charges set forth in Paragraph 2C below shall be due and payable on the date hereof and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date, except that all payments due hereunder for any fractional calendar month shall be prorated.

         B. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of Thirty Two Thousand Seven Hundred Fifty-Nine and 00/100 Dollars ($ 32,579.00) which shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's obligations under this lease, it being expressly understood and agreed that this deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon each occurrence of an event of default, Landlord may use all or pant of the deposit to pay past due rent or other payments due Landlord under this Lease, and the cost of any other damage, injury, expense or liability caused by such event of default without prejudice to any other remedy provided herein or provided by law. On demand, Tenant shall pay Landlord the amount that will restore the security deposit to its original amount. The security deposit shall be deemed the property of Landlord, but any remaining balance of such deposit shall be returned by Landlord to Tenant when Tenant's obligations under this Lease have been fulfilled.


                                                                        Landlord

                                                                          Tenant



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         C. Tenant agrees to pay its proportionate share (as defined in
Paragraph 22K below) of (i) Taxes (hereinafter defined) payable by Landlord pursuant to paragraph 3A below, (ii) the cost of utilities payable pursuant to paragraph 8 below, (iii) the cost of administering and maintaining any insurance pursuant to paragraph 9 below and (iv) the cost of any common area charges payable by Tenant in accordance with paragraph 4C. below. During each month of the term of this Lease, on the same day that rent is due hereunder, Tenant shall escrow with Landlord an amount equal to 1/2 of the estimated annual cost of its proportionate share of such items. Tenant authorizes Landlord to use the funds deposited with Landlord under this Paragraph 2C to pay such costs. The initial monthly escrow payments are based upon the estimated amounts for the year in question, and shall be increased or decreased annually to reflect the projected actual cost of all such items. If the Tenant's total escrow payments are less than Tenant's actual proportionate share of all such items, Tenant shall pay the difference to Landlord within ten (10) days after demand. If the total escrow payments of Tenant are more than Tenant's actual proportionate share of all such items, Landlord shall retain such excess and credit it against Tenant's next annual escrow payments. The amount of the monthly rental and the initial monthly escrow payments are as follows:


         (1) Base Rent as set forth in Paragraph 2A ...........       $   25,079.00
         (2) Tax Escrow Payment ...............................       $    5,956.00
         (3) Insurance Escrow Payment .........................       $      392.00
         (4) Utility Charge ...................................       $        0
         (5) Common Area Charge ...............................       $    1,332.00
         (6) Other ............................................       $
             Monthly Payment Total ..............................     $   32,759.00


[D. In the event that the Consumer Price Index for the Base Year (the term "Base Year" herein means the calendar year of the commencement date of the term of this lease) shall be less than the Consumer Price Index for any Comparison Year (the term "Comparison Year" means each calendar year after the Base Year through and including the year in which the term of this lease expires), Tenant shall pay Landlord upon demand, as additional rent for each such Comparison Year, the annual base rent multiplied by the percentage of increase by which the Consumer Price Index in such Comparison Year exceeds the Consumer Price Index in the Base Year. For the purposes of this Lease, the term "Consumer Price Index" means the Consumer Price Index -- United States All Items for All Urban Consumers for the SMSA in which the Premises are located published by the Bureau of Labor Statistics of the Department of Labor (Base Year - 1982 - 1984). The Consumer Price Index for the Base Year or any Comparison Year shall be determined by averaging the monthly indices for that year.]

3. TAXES.

         A. Landlord agrees to pay all taxes, assessments and governmental charges of any kind and nature (collectively referred to herein as "Taxes") that accrue against the Premises, and/or the land and/or improvements of which the Premises are a part. If at any time during the term of this Lease, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax assessment, levy or charge measured by or based, in whole or in part, upon such rents from the Premises and/or the land and improvements of which the Premises are a part, then all such taxes, assessments, levies or charges, or the part, thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof. The Landlord shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the building and grounds within the applicable taxing jurisdiction. Tenant agrees to pay its proportionate share of the cost of such consultant.

         B. Tenant shall be liable for all taxes levied or assessed against any personal property or fixtures placed in the Premises. If any such taxes are levied or assessed against Landlord or Landlord's property and (i) Landlord pays the same or (ii) the assessed value of Landlord's property is increased by inclusion of such personal property and fixtures and Landlord pays the increased taxes, then, upon demand Tenant shall pay to Landlord such taxes.

4. LANDLORD'S REPAIRS.

         A. Landlord, at its own cost and expense, shall maintain the roof, foundation and the structural soundness of the exterior walls of the building of which the Premises are a part in good repair, reasonable wear and tear excluded. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defects.

         B. Landlord [reserves the right to] to shall perform the paving, [floor slab], common area, and landscape replacement and maintenance, exterior painting, common sewage line plumbing and any other items that are otherwise Tenant's obligations under Paragraph 5A, in which event, Tenant shall be liable for its proportionate share of the cost and expense of such repair, replacement, maintenance and other such items (which cost shall include any administration and supervision fees incurred by Landlord in connection therewith equal to fifteen percent (15%) of the cost thereof unless a repair is necessitated by damage caused by the act or neglect of Tenant, its agents, employees, invitees, licensees or contractors, in which event Tenant shall bear one hundred percent (100%) of such cost which cost shall include an administration and supervision fee of fifteen percent 15%) of the cost thereof). The cost that the Tenant may be charged is the cost of performing such service for this building on a stand alone basis.

         C. Tenant agrees to pay its proportionate share of the cost (i) maintenance and/or landscaping of any property that is a part of the building and/or project of which the Premises are a part, (ii) maintenance and/or landscaping of any property that is maintained or landscaped by any property owner or community owner association that is named in the restrictive covenants or deed restrictions to which the Premises are subject, and (iii) operating and maintaining any property, facilities or services provided for the common use of Tenant and other lessees of any project or building of which the Premises are a part.

         D. Landlord, at Tenant's cost and expense, shall enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within the Premises. The service contract will include all services suggested by the equipment manufacturer in its operations/maintenance manual and an executed copy of such contract will be provided to Tenant.



                                                                        Landlord

                                                                          Tenant



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                                     Page 2

5. TENANT'S REPAIRS.

         A. Tenant, at its own cost and expense, shall (i) maintain all parts and floor slab of the Premises, [landscape, and grounds surrounding the Premises] (except those for which Landlord is expressly responsible hereunder) in good condition, (ii) promptly make all necessary repairs and replacements, (except those for which Landlord is expressly responsible hereunder) and (iii) keep the parking areas sidewalks, driveways and alleys surrounding the Premises in a clean and sanitary condition and shall remove all rubbish, [snow and ice] from same. [and (iv) maintain any spur track servicing the Premises. Tenant agrees to sign a joint maintenance agreement with the railroad company servicing the Premises if requested by the railroad company. Landlord shall have the right to coordinate all repairs and maintenance of any rail tracks serving or intended to serve the premises and, if Tenant uses such rail tracks Tenant shall reimburse Landlord from time to time, upon demand, for its proportionate share of the costs of such repairs and maintenance and any other sums specified in any agreement respecting such tracks to which Landlord is a party.]

         B. Tenant, at its own cost and expense, shall properly maintain the surface of the floor slab, and shall use equipment and fixtures which avoid damage to the floor slab. In addition, Tenant agrees not to overload the floor slabs in any way so as to cause damage to the slab or the foundation.

6. ALTERATIONS. Tenant shall not make any alterations, additions or improvements to the Premises without the prior written consent of Landlord. Tenant, at its own cost and expense, may erect such shelves, bins machinery and trade fixtures as it desires provided that (a) such items do not alter the basic character of the Premises or the building and/or improvements of which the Premises are a part, (b) such items do not overload or damage the same, (c) such items may be removed without injury to the Premises; and (d) the construction, erection or installation thereof complies with all applicable governmental laws, ordinances, regulations and with Landlord's specifications and requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this Lease. All shelves, bins, machinery and trade fixtures installed by Tenant shall be removed on or before the earlier to occur of the date of termination of this Lease or vacating the Premises, at which time Tenant shall restore the Premises to their original condition. All alterations, installations, removals and restoration shall be performed in a good and workmanlike manner so as not to damage or alter the primary structure or structural qualities of the buildings and other improvements situated on the Premises or of which the Premises are a part.

         7. SIGNS. Tenant shall not install any signs upon the Premises without the prior written consent of Landlord. Any signs shall be removed at Tenant's cost upon termination or expiration of this Lease. Tenant shall repair, paint, and/or replace the building facia surface to which its signs are attached upon vacation of the Premises, or the removal or alteration of its signage. Tenant shall not, (i) make any changes to the exterior of the Premises, (ii) install any exterior lights, decorations, balloons, flags, pennants, banners or painting, or (iii) erect or install any signs, windows or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Premises, without Landlord's prior written consent. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall conform in all respects to the criteria established by Landlord.

         8. UTILITIES. Landlord agrees to provide normal water service to the Premises. Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or at the Premises, together with any taxes, penalties, surcharges or the like pertaining to the Tenant's use of the Premises, and any maintenance charges for utilities. Landlord shall have the right to cause any of said services to be separately metered to Tenant, at Tenant's expense. Tenant shall pay its pro rata share, as reasonably determined by Landlord, of all charges for jointly metered utilities. Landlord shall not be liable for any interruption or failure of utility service on the Premises.

9. INSURANCE.

         A. Landlord shall maintain insurance covering the buildings situated on the Premises or of which the Premises are a part in an amount not less than eighty percent (80%) of the "replacement cost" thereof insuring against the perils of Fire, Lightning, Extended Coverage Vandalism and Malicious Mischief Liability and Rental Interruption and such other insurance as Landlord shall deem necessary.

         B. Tenant, at its own expense, shall maintain during the term of this Lease a policy or policies of worker's compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of Five Hundred Thousand Dollars ($500,000.00) for property damage and Two Million Dollars ($2,000,000) per occurrence for personal injuries or deaths of persons occurring in or about the Premises. Tenant, at its own expense, also shall maintain during the term of this Lease, fire and extended coverage insurance covering the replacement cost of (i) all alterations, additions, partitions and improvements installed or placed on the Premises by Tenant or by Landlord on behalf of Tenant and (ii) all of Tenant's personal property contained within the Premises, and business interruption insurance insuring loss of profits in the event of an insured peril damaging the Premises. Said policies shall (i) name Landlord as an additional insured (except for the worker's compensation policy, which instead shall include waiver of subrogation endorsement in favor of Landlord), (ii) be issued by an insurance company which is acceptable to Landlord, and (iii) provide that said insurance shall not be canceled unless thirty (30) days prior written notice shall have been given to Landlord. Said policies shall provide primary coverage to Landlord or name Landlord as additional insured; when any policy issued to Landlord is similar or duplicate in coverage, Landlord's policy shall be excess over Tenant's policies. Said policy or policies, or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the term of the Lease and upon each renewal of said insurance.

         C. Tenant will not permit the Premises to be used for any purpose or in any manner that would (i) void the insurance thereon (ii) increase the insurance risk, or (iii) cause the disallowance of any sprinkler credits, including without limitation, use of the Premises for the receipt, storage or handling of any product, material or merchandise that is explosive or highly inflammable. If any increase in the cost of any insurance on the Premises or the building of which the Promises are a part is caused by Tenant's use of the Premises, or because Tenant vacates the Premises, then Tenant shall pay the amount of such increase to Landlord.

10. FIRE AND CASUALTY DAMAGE.

         A. If the Premises or the building of which the Premises are a part should be damaged or destroyed by fire or other peril, Tenant immediately shall give written notice to Landlord. If the buildings situated upon the Premises or of which the Premises are a part should be totally destroyed by any peril covered by the insurance to be provided by Landlord under Paragraph 9A above, or if they should be so damaged thereby that, in Landlord's estimation, rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease effective upon the date of the occurrence of such damage.

         B. If the buildings situated upon the Premises or of which the Premises are a part, should be damaged by any peril covered by the insurance to be provided by Landlord under Paragraph 9A above, and in Landlord's estimation, rebuilding or repairs can be substantially completed within one hundred eighty
(180) days after the date of such damage, this Lease shall not terminate, and Landlord shall restore the Premises to


                                                                        Landlord

                                                                          Tenant


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                                     Page 3
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substantially its previous condition, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements that may have been constructed, erected or installed in, or about the Premises or for the benefit of; or by or for Tenant. If such repairs and rebuilding have not been substantially completed within one hundred eighty (180) days after the date of such damage (subject to delays outside of Landlord's control), Tenant, as Tenant's exclusive remedy, may terminate this Lease by delivering written notice of termination to Landlord in which event the rights and obligations hereunder shall cease and terminate. In the event of any insurance claim, Tenant shall be liable for payment of any deductible under any of Landlord's insurance policies with respect to the premises.

         C. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made known by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

         D. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Premises, improvements to the building of which the Premises are a part, or personal property (building contents) within the building and/or Premises, for any reason regardless of cause or origin. Each party to this Lease agrees immediately after execution of this Lease to give each insurance company, which has issued to it policies of fire and extended coverage insurance, written notice of the terms of the mutual waivers contained in this subparagraph, and if necessary, to have the insurance policies properly endorsed.

         E. If the Premises are damaged by any peril not covered by the insurance to be provided by Landlord under paragraph 9A above and the cost to repair such damage exceeds any amount Tenant may elect to contribute, Landlord may elect either to commence to repair and restore the Premises, in which event this Lease shall remain in full force and effect, or not to repair and restore the Premises, in which event this Lease shall terminate.

         11. LIABILITY AND INDEMNIFICATION. Tenant shall hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or damage (i) to any person or property whatsoever occurring in, on or about the Premises or any part thereof and/or of the building of which the Premises are a part, including without limitation elevators, stairways, passageways or hallways, the use of which Tenant may have in accordance with this Lease, when such injury or damage shall be caused by the act neglect, fault of, or omission of any duty with respect to the same by Tenant, its agents, servants, employees, or invitees (ii) arising from the conduct of management of any work done by the Tenant in or about the Premises, (iii) arising from transactions of the Tenant, and (iv) all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. The provisions of this Paragraph 11 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

         12. USE. The Premises shall be used only for the purpose of receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto. Outside storage, including without limitation, storage of trucks and other vehicles, is prohibited without Landlord's prior written consent except that overnight parking of trucks and other vehicles shall be permitted so long as it complies with all applicable laws, ordinances and restrictions. Tenant shall have the non-exclusive right to use, in common with other Tenants of the building of which the Premises are a part, the parking provided and designated as such by Landlord. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and promptly shall comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the Premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Landlord or any other lessees of the building in which the Premises are a part. Tenant shall pay the cost of any modifications to the Premises, the building in which the Premises are located and the common areas required as a result of Tenant's particular use of the Premises.

         13. INSPECTION. Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours, to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease. During the period that is six (6) months prior to the end of the Lease term, upon telephonic notice to Tenant, Landlord and Landlord's representatives may enter the Premises during business hours for the purpose of showing the Premises. In addition, Landlord shall have the right to erect a suitable sign on the Premises stating the Premises are available. Tenant shall notify Landlord in writing at least thirty (30) days prior to vacating the Premises and shall arrange to meet with Landlord for a joint inspection of the Premises prior to vacating. If Tenant fails to give such notice or to arrange for such inspection, then Landlord's inspection of the Premises shall be deemed correct for the purpose of determining Tenant's responsibility for repairs and restoration of the Premises.

         14. ASSIGNMENT AND SUBLETTING.

         A. Tenant shall not have the right to assign, sublet, transfer or encumber this Lease, or any interest therein without the prior written consent of Landlord. Any attempted assignment, subletting, transfer or encumbrance by Tenant in violation of the terms and covenants of this Paragraph shall be void. In the event Tenant desires to sublet the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord within a reasonable time prior to the proposed commencement date of such subletting or assignment which notice shall set forth the name of the proposed sublessee or assignee, the relevant terms of any sublease and copies of financial reports and other relevant financial information of the proposed sublessee or assignee.

         B. In addition to, but not in limitation of, Landlord's right to approve of any sublessee or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this Lease, or in case of a proposed subletting of less than the entire Premises, to recapture the portion of the Premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised if at all, by Landlord giving Tenant written notice thereof within sixty (60) days following Landlord's receipt of Tenant's written notice as required above. If this lease shall be terminated with respect to the entire demised Premises, pursuant to this Paragraph, the term of this lease shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this lease for the expiration of the term hereof, provided, however, that effective on such date Tenant shall pay Landlord all amounts, as estimated by Landlord, payable by Tenant to such date with respect to taxes, insurance, repairs, maintenance, restoration and other obligations, costs or charges which are the responsibility of Tenant hereunder. Further, upon any such cancellation Landlord and Tenant shall have no further obligations or liabilities to each other under this lease, except with respect to obligations or liabilities which accrued hereunder as of such cancellation date (in the same manner as if such cancellation date were the date originally fixed in this lease of the expiration of the term hereof). If Landlord recaptures under this Paragraph only a portion of the Premises, the rent during the unexpired term hereof shall abate proportionately based on the rent per square foot contained in this lease as of the date immediately prior to such recapture. Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation on the part of Landlord with respect to this lease, and any commissions which may be due and owing as a result of any proposed assignment or subletting, whether or not the Premises are recaptured pursuant thereto and rented by Landlord to the proposed Tenant or any other tenant.

                                                                        Landlord

                                                                          Tenant

         C. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et. seq., (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

         D. Notwithstanding the foregoing, Tenant shall have the right to assign this Lease to any affiliate (as such term is defined in the Securities Act of 1933) provided that such assignment is in form satisfactory to Landlord. Any assignee, sublessee or transferee of Tenant's interest in this Lease (all such assignees, sublessees and transferees being hereinafter referred to as "Transferees"), by assuming Tenant's obligations hereunder, shall assume liability to Landlord for all amounts paid to persons other than Landlord by such Transferees in contravention of this Paragraph. No assignment, subletting or other transfer, whether consented to by Landlord or not or permitted hereunder shall relieve Tenant of its liability hereunder. If an event of default occurs while the Premises or any part thereof are assigned or sublet, then Landlord, in addition to any other remedies herein provided, or provided by law, may collect directly from such Transferee all rents payable to the Tenant and apply such rent against any sums due Landlord hereunder. No such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder. Notwithstanding the foregoing, Landlord hereby approves the assignment of this Lease by Tenant to its affiliate, Werner Co., provided that Werner Co. expressly agrees to assume all of the obligations of Tenant under this Lease and the terms and provisions of this Lease shall otherwise remain in full force and effect and applicable to Tenant and its assignee.

         15. CONDEMNATION. If more than eighty percent (80%) of the Premises are taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking prevents or materially interferes with the use of the Premises for the purpose for which they were leased to Tenant, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective on the date of such taking. If less than eighty percent (80%) of the Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this Lease shall not terminate, but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances. All compensation awarded in connection with or as a result of any of the foregoing proceedings shall be the property of Landlord and Tenant hereby assigns any interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for the taking of Tenant's fixtures and improvements, if a separate award for such items is made to Tenant.

         16. HOLDING OVER. At the termination of this Lease by its expiration or otherwise, Tenant immediately shall deliver possession to Landlord with all repairs and maintenance required herein to be performed by Tenant completed. If, for any reason, Tenant retains possession of the Premises or any part thereof after such termination, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes either (i) renewal of this lease for one year, and from year to year thereafter, (ii) creation of a month to month tenancy, upon the terms and conditions set forth in this lease, or (iii) creation of a tenancy at sufferance, in any case upon the terms and conditions set forth in this lease; provided, however, that the monthly rental or daily rental under (iii) shall, in addition to all other sums which are to be paid by Tenant hereunder whether or not as additional rent, be equal to [double] 150% of the rental being paid monthly to Landlord under this lease immediately prior to such termination (prorated in the case of (iii) on the basis of a 365 day year for each day Tenant remains in possession). If no such notice is served then a tenancy at sufferance shall be deemed to be created at the rent in the preceding sentence. Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the Premises. The provisions of this Paragraph shall not constitute a waiver by Landlord of any right of re-entry as herein set forth; nor shall receipt of any rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this Lease for a breach of any of the terms, covenants, or obligations herein on Tenant's part to be performed. No holding over by Tenant, whether with or without consent of Landlord shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this Paragraph 16 shall not be construed as consent for Tenant to retain possession of the Premises in the absence of written consent thereto by Landlord.

         17. QUIET ENJOYMENT. Landlord covenants that on or before the commencement date it will have good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements restrictions and other conditions of record. If this Lease is a sublease then Tenant agrees to take the Premises subject to the provisions of the prior Leases. Landlord represents that it has the authority to enter into this Lease and that so long as Tenant pays all amounts due hereunder and performs all other covenants and agreements herein set forth, Tenant shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

         18. EVENTS OF DEFAULT. The following events (herein individually referred to as "event of default") each shall be deemed to be events of nonperformance by Tenant under this Lease:

         A. Tenant shall fail to pay any installment of the rent herein reserved when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date such payment was due.

         B. The Tenant or any guarantor of the Tenant's obligations hereunder shall (i) become insolvent, (ii) admit in writing its inability to pay its debts; (iii) make a general assignment for the benefit of creditors, (iv) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property, or (v) take any action to authorize or in contemplation of any of the actions set forth above in this Paragraph.

         C. Any case, proceeding or other action against the Tenant or any guarantor of the Tenant's obligations hereunder shall be commenced seeking (i) to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent; (ii) reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors; (iii) appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (a) results in the entry of an order for relief against it which it is not fully stayed within thirty (30) business days after the entry thereof or
(b) shall remain undismissed for a period of [forty-five] sixty (60) days.

         D. Tenant shall (i) vacate all or a substantial portion of the Premises or (ii) fail to continuously operate its business at the Premises for the permitted use set forth herein, whether or not Tenant is in default of the rental payments due under this Lease.



                                                                        Landlord

                                                                          Tenant


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   E. Tenant shall fail to discharge or bond over any lien placed upon the
Premises in violation of Paragraph 21 hereof within twenty (20) days after any such lien or encumbrance is filed against the Premises.

   F. Tenant shall fail to comply with any term, provision or covenant of this Lease (other than those listed in this Paragraph 18), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant. Tenant shall not be in default, however, if the failure is not capable of cure within such twenty (20) day period, but Tenant is diligently and in good faith prosecuting such cure. Tenant shall not be in default hereunder so long as such failure is cured within thirty (30) additional days.

   G. Tenant shall fail to comply with the terms and provisions of Paragraph 24 hereunder.

   H. Tenant shall fail to deliver the estoppel certificate within the time provided in Paragraph 22D.


19. REMEDIES.

   A. Upon each occurrence of an event of default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand:

         (1) Terminate this Lease; and/or
         (2) Enter upon and take possession of the Premises without terminating this Lease; and/or
         (3) Alter all locks and other security devices at the Premises with or without terminating this Lease, and pursue, at Landlord's option, one or more remedies pursuant to this Lease, Tenant hereby specifically waiving any state or federal law to the contrary; and in any such event Tenant immediately shall surrender the Premises to Landlord, and if Tenant fails so to do Landlord, without waiving any other remedy it may have, may enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, without being liable for prosecution or any claim of damages therefor and/or

         (4) Maintain Tenant's right to possession in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover rent as it becomes due.

         B. If Landlord terminates this Lease, at Landlord's option, Tenant shall be liable for and shall pay to Landlord, the sum of all rental and other payments owed to Landlord hereunder accrued to the date of such termination, plus, as liquidated damages, an amount equal to (1) the present value of the total rental and other payments owed hereunder for the remaining portion of the Lease term, calculated as if such term expired on the date set forth in Paragraph 1, less (2) all amounts received by landlord through reletting the Premises during such remaining term (but only to the extent of the rent herein reserved). An action to collect amounts due by Tenant to Landlord under this Subparagraph may be brought following termination of the Lease without the necessity of Landlord's waiting until the expiration of the Lease Term.

         C. If Landlord repossesses the Premises without terminating the Lease, Tenant, at Landlord's option, shall be liable for and shall pay Landlord on demand all rental and other payments owed to Landlord hereunder, accrued to the date of such repossession, plus all amounts required to be paid by Tenant to Landlord until the date of expiration of the term as stated in Paragraph 1, diminished by all amounts received by Landlord through reletting the Premises during such remaining term (but only to the extent of the rent herein reserved). Actions to collect amounts due by Tenant to Landlord under this Subparagraph may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the Lease term.

         D. Upon an event of default, in addition to any sum provided to be paid herein, Tenant also shall be liable for and shall pay to Landlord (i) brokers' fees incurred by Landlord in connection with reletting the whole or any part of the Premises; (ii) the costs of removing and storing Tenant's or other occupant's property; (iii) the costs of repairing, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant or tenants and (iv) all reasonable expenses incurred in marketing the Premises and
(v) all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies. If either party hereto institute any action or proceeding to enforce any provision hereof by reason of any alleged breach of any provision of this Lease, the prevailing party shall be entitled to receive from the losing party all reasonable attorneys' fees and all court costs in connection with such proceeding.

         E. In the event Tenant fails to make any payment due hereunder when payment is due, to help defray the additional cost to Landlord for processing such late payments, Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment; and the failure to pay such amount within ten (10) days after demand therefor shall be an additional event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

         F. Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by Landlord, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. Tenant and Landlord further agree that forbearance by Landlord to enforce its rights pursuant to the Lease at law or in equity, shall not be a waiver of Landlord's right to enforce one or more of its rights in connection with any subsequent default.

         G. In the event of termination and/or repossession of the Premises for an event of default, Landlord shall use reasonable efforts to relet the Premises and to collect rental after reletting, provided, that, Tenant shall not be entitled to credit or reimbursement of any proceeds in excess of the rental owed hereunder. Landlord may relet the whole or any portion of the Premises for any period, to any Tenant and for any use and purpose.

         H. If Landlord fails to perform any of its obligations hereunder within thirty (30) days after written notice from Tenant specifying such failure, Tenant's exclusive remedy shall be an action for damages. Notwithstanding the foregoing, if the nature of Landlord's obligation is such that more than thirty
(30) days is reasonably required to cure such failure, then Landlord shall have such time as is reasonably required provided Landlord commences such performance within thirty (30) days after written notice from Tenant and thereafter diligently prosecutes the same to completion. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its possession of the Premises and not thereafter. The term "Landlord" shall mean only the owner, for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, but such covenants and obligations shall be binding during: the Lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof, Landlord shall not have any personal liability hereunder. In the event of any breach or default by Landlord in any term or provision of this Lease, Tenant agrees to look solely to the equity or interest then owned by Landlord in the Premises or of the


                                                                        Landlord

                                                                          Tenant
building of which the Premises are a part; however, in no event, shall any deficiency judgment or any money judgment of any kind be sought or obtained against any Landlord.

         I. If Landlord repossesses the Premises pursuant to the authority herein granted, then Landlord shall have the right to (i) keep in place and use or (ii) remove and store all of the furniture, fixtures and equipment at the Premises including that which is owned by or leased to Tenant at all times prior to any foreclosure thereon by Landlord or repossession thereof by any Landlord thereof or third party having a lien thereon. Landlord also shall have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") who presents to Landlord a copy of any instrument represented by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity or legality of said instrument. The rights of Landlord herein stated shall be in addition to any and all other rights that Landlord has or may hereafter have at law or in equity; and Tenant stipulates and agrees that the rights herein granted Landlord are commercially reasonable.

         J. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent.

         K. This is a contract under which applicable law excuses Landlord from accepting performance from (or rendering performance to) any person or entity other than Tenant.

         20. MORTGAGES. Tenant accepts this Lease subject and subordinate to any mortgages and/or deeds of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon or the building of which the Premises are a part, provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Tenant, at any time hereafter on demand, shall execute any instruments, releases or other documents that may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage.

         21. MECHANIC'S LIENS. Tenant has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interest of Landlord or Tenant in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease. Tenant agrees to give Landlord immediate written notice of the placing of any lien or encumbrance against the Premises.

22. MISCELLANEOUS.

         A. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

         B. The terms, provisions and covenants and conditions contained in this Lease shall run with the land and shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, executors, personal representatives, legal representatives, successors and assigns, except as otherwise herein expressly provided. Landlord shall have the right to transfer and assign, in whole or in part, its rights and obligations in the building and property that are the subject of this Lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

         C. Landlord shall not be held responsible for delays in the performance of its obligations hereunder when caused by material shortages, weather, acts of God or labor disputes.

         D. Tenant agrees, from time to time, within ten (10) days after request by Landlord, to deliver to Landlord or Landlord's designee, [a certificate of occupancy], a credit references and credit information acceptable to Landlord, [current financial statements prepared in accordance with GAAP], and an estoppel certificate stating that this Lease is in full force and effect, the date to which rent is paid and such other factual matters pertaining to this lease as may be requested by Landlord. Tenant hereby irrevocably appoints Landlord as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of Tenant such estoppel certificate if Tenant fails to deliver the same within such ten (10) day period and such certificate as signed by Landlord or Landlord's beneficiary, as the case may be, shall be fully binding on Tenant, if Tenant fails to deliver a contrary certificate within five
(5) days after receipt by Tenant of a copy of the certificate executed by Landlord or Landlord's beneficiary, as the case may be, on behalf of Tenant.

         E. This Lease constitutes the entire understanding and agreement of the Landlord and Tenant with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Landlord and Tenant with respect thereto. Landlord and Tenant each acknowledge that no representations, inducements, promises or agreements oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no force or effect. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

         F. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation, all payment obligations with respect to taxes and insurance and all obligations concerning the condition and repair of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Premises, including without limitation, all heating and air conditioning systems and equipment therein, in good condition and repair, reasonable wear and tear excluded. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the Lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied as the case may be. Any security deposit held by Landlord shall be credited against the amount due from Tenant under this Paragraph 22F.



                                                                        Landlord

                                                                          Tenant




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         G. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

         H. All references in this Lease to "the date hereof or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

         I. Tenant represents and warrants that it has dealt with no broker, except for Mr. Matt Smetana, Real Estate Consultants, Inc., agent or other person in connection with this transaction or that no broker, except for Mr. Matt Smetana, Real Estate Consultants, Inc., agent or other person brought about this transaction, other than as may be referenced in a separate written agreement executed by Tenant, and delivered to Landlord, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, except for Mr. Matt Smetana, Real Estate Consultants, Inc., agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction.

         J. If and when included within the term "Landlord", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord. If and when included within the term "Tenant", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively shall be bound by notices given in accordance with the provisions of Paragraph 25 hereof to the same effect as if each had received such notice.

         K. In the event the Premises constitute a portion of a multiple occupancy building, Tenant's "proportionate share", as used in this Lease, shall mean a fraction, the numerator of which is 94,048 and the denominator of which is 202.759 equaling 46.4%.

         L. Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound hereby until its delivery to Tenant of an executed copy hereof signed by Landlord, already having been signed by Tenant, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained herein to the contrary Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord the security deposit required by subparagraph 2B hereof and one month's rent as set forth in Subparagraph 2A hereof.

         23. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances regulations and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivering of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

         (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address for Landlord set forth below or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord. In addition to base rental due hereunder, all sums of money and all payments due Landlord hereunder shall be deemed to be additional rental owed to Landlord.

         (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address set forth below, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

         (c) Any written notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

         24. HAZARDOUS WASTE. The term "Hazardous Substances", as used in this Lease shall mean pollutants, contaminants, toxic or hazardous materials or wastes, petroleum products or any other substances, the removal of which is required or the use of which is restricted prohibited or penalized by any "Environmental Law", which terms shall mean any and all federal, state or local laws including statutes, regulations, ordinances, codes, rules and other governmental restrictions and requirements relating to the environment, hazardous substances, or petroleum products including, but not limited to, the Federal Solid Waste Disposal Act, the Federal Clean Air Act, the Federal Clean Water Act, the Federal Resource Conservation and Recovery Act of 1976, the Federal Comprehensive Environmental Responsibility, Cleanup and Liability Act of 1980, regulations of the Environmental Protection Agency, regulations of the nuclear Regulatory Agency, regulations or laws administered by OSHA and regulations of any state department of natural resources or state environmental protection agency now or at any time hereinafter in effect. Tenant hereby agrees that (i) no activity will be conducted on the Premises that shall produce any Hazardous Substance, except for such activities that are part of the ordinary course of Tenant's business (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws, are fully and completely disclosed to Landlord, and are expressly approved in advance in writing by Landlord; (ii) the Premises shall not be used in any manner for the storage of those Hazardous Substances, except for such storage that is in the ordinary course of Tenant's business in amounts appropriate for such use (the "Permitted Material") provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws, are fully and completely disclosed to Landlord, and are expressly approved in advance in writing by Landlord; (iii) no portion of the Premises shall be used as a landfill or a dump; (iv) Tenant shall not install any underground tanks of any type; (v) Tenant shall not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute, a public or private nuisance; (vi) Tenant shall not permit any Hazardous Substances to be brought onto the Premises, except for the Permitted Materials, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required removal and cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. Tenant shall immediately give Landlord written notice as soon as Tenant becomes aware of any suspected breach of this Paragraph, or any condition or circumstance which makes the environmental warranties contained in this Lease incomplete, inaccurate or misleading, upon learning of the presence or any release of any Hazardous Substances, or upon receiving any correspondence, notice, pleading, citation, indictment, complaint, order, decree, or other document from any source asserting or alleging a circumstance or condition which requires or may require a cleanup, removal, remedial action, or other response by, or on the part of the Tenant under Environmental Laws, or which seeks criminal or punitive penalties from Tenant for an alleged violation of Environmental Laws, or otherwise pertaining to Hazardous Substances which may affect the Premises, together with a copy thereof. In the event of any such circumstance, Tenant agrees, at its expense and at the request of Landlord, to permit an environmental audit solely for the benefit of the Landlord, to be conducted by the Landlord or an independent agent selected by the Landlord and which may not be relied upon by the Tenant for any purpose. This provision shall not relieve the Tenant from conducting its own environmental


                                                                        Landlord

                                                                          Tenant
audits or taking any other steps necessary to comply with Environmental Laws. Landlord, in the event it is named as a party, shall have the right, but not the obligation, to join and participate in any legal proceedings or actions initiated in connection with any matters related to Environmental Laws and to have its attorneys' fees in connection therewith paid by Tenant. Tenant shall, at Landlord's request, defend all suits, actions or proceedings commenced against Landlord with counsel approved by Landlord, in Landlord's sole discretion, and Tenant shall pay all costs and judgments associated therewith. Tenant shall be solely responsible and shall indemnify, defend and hold Landlord, and any property manager of the Premises, their directors, officers, employees, agents, successors and assigns, harmless from and against all claims, demands, actions, losses, liabilities, costs, expenses, damages and obligations of any nature (including, without limitation, diminution in value of the Premises; all consequential damages; the cost of any required or necessary repair, cleanup or detoxification of the Premises; the preparation and implementation of any closure, remedial or other required plans; damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises; damages arising from any adverse impact on marketing of space; damages to adjacent property; costs of restoring the Premises, and sums paid in settlement of claims, attorneys' fees, court costs, consultant fees, and expert fees) incurred by or asserted against Landlord and directly or indirectly as a result of, arising from, connected with, or attributable to Tenant's use of the Premises, or the generation, storage, release, threatened release, discharge, disposal, removal or presence of any Hazardous Substances, or relating to any activity, act or omission involving Hazardous Substances or noncompliance with any Environmental Law by Tenant. The foregoing indemnification shall survive the termination or expiration of the Lease. Notwithstanding anything to the contrary contained in this Lease, any default under the terms of this Paragraph shall be a material default under this Lease enabling Landlord, at Landlord's option, to immediately exercise any of the remedies set forth in this Lease, in addition to any other remedies available to Landlord, without notice to Tenant and without obligation to provide any grace or cure period to Tenant. Notwithstanding anything to the contrary contained herein, Landlord's approval of any activity or storage relating to any Hazardous Substance is not intended to, and shall not, be deemed an undertaking by Landlord to determine whether or not such activity or storage is in compliance with Environmental Laws and Landlord assumes no responsibility with respect thereto.

25. ADDITIONAL PROVISIONS. See _________________________ attached hereto and incorporated by reference herein.

26. [LANDLORD'S LIEN. in Addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money become due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, and other personal property of Tenant now or hereafter situated at the Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event any of the foregoing described property is removed from the Premises in violation of the covenant in the preceding sentence, the security interest shall continue in such property and all proceeds and products, reguardless of location. Upon a default hereunder by Tenant in addition to all other rights and remedies, Landlord shall have all rights and remedies under the Uniform Commercial Code including without limitation, the right to sell the property described in this Paragraph at public or private sale upon five (5) days notice by Landlord. Tenant hereby agrees to execute such other instruments, necessary or desirable under applicable law to perfect the security interest hereby created. Landloard and Tenant agree that this Lease and security agreement serves as a financing statement and that a copy, photographic or other reproduction of this portion of this Lease may be filed of record by Landlord and have the same force and effect as the original. This security agreement and financing statement also covers fixtures located at the Premises subject to this Lease and legally described in Exhibit "A" attached hereto and incorporated herein by reference and is to be filed for record in the real estate records. the record owner of this property is ______________.]

27. Provided that this Lease is in full force and effect and the Tenant shall not be in default hereunder at the time it exercises this option to extend or at the time the extension term commences, Tenant may extend this Lease one time for two (2) years from the expiration of the Initial term hereof by notice in writing delivered to Landlord not less than) ninety (90) days prior to the expiration date of the then current term of this Lease, as extended. All of the covenants, conditions and provisions of this Lease shall thereupon be applicable during said additional two (2) year term, except that the amount of rental to be paid by the Tenant to Landlord shall be adjusted to reflect a 6% increase in the base rent as referenced in Paragraph 2.A.


                                                                        Landlord

                                                                          Tenant

--------------
Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

28. Provided that this Lease is in full force and effect and the Tenant shall not be in default hereunder at the time it exercises this option to transfer, Tenant may transfer to another unit at least 30% larger than the current space after the 12th month of the Lease, upon not less than ninety (90) days written notice delivered to Landlord, provided that such a unit is available in Landlord's current portfolio and such new term is at least 36 months in additional length and such new Lease is at a market rental rate.

EXECUTED BY LANDLORD, this 22 day of September, 1994.
Attest /Witness

---------------------------          SSMRT BENSENVILLE INDUSTRIAL PARK (3),
                                     INC
                                     By: /s/ ? ? ?
---------------------------             ----------------------------------------
Title:                               Title:  Special Assistant
      ---------------------                -------------------------------------
                                             Corporate Secretary
                                     ADDRESS:

                                     505 Montgomery Street
                                     -------------------------------------------
                                     San Francisco,  CA  94111
                                     -------------------------------------------

                                     -------------------------------------------


EXECUTED BY TENANT, this 14th  day of September, 1994_.

Attest/Witness
/s/ Michael E. Werner
---------------------------        OLYMPUS PROPERTIES, INC. AN ILLINOIS
                                   CORPORATION
Michael E. Werner                  By: /s/ Donald M. Werner
---------------------------

Title: Assistant Secretary         Title:  President
      ---------------------

                                   ADDRESS:

                                   10900 W. Belmont Avenue
                                   ---------------------------------------------
                                   Franklin Park, IL 60131-1588
                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------



                                                                        Landlord

                                                                          Tenant

                                  EXHIBIT "A"


Lot 5 (except the West 250.0 feet, as measured at right angles to the West line thereof) in Thorndale Distribution Park in Bensenville, Unit No. 2, being a subdivision of part of the South 1/2 of Section 2, Township 40 North, Range 11, East of the Third Principal Meridian, according to the Plat thereof recorded November 7, 1977 as Document No. R77-102030 and consent to contents and recordation of Plat recorded January 31, 1978 as Document No. R78-08789, in DuPage County, Illinois containing a 202,759 square foot building commonly known as 600 Supreme Drive, Bensenville, Illinois 60106.

[Map of Trammell Crow Company]

* 24' Clear Height

*200 Car Parking

*Fully Sprinklered

*32'x 40' Bays

NORTH SECTION (600 Supreme)

*129,423 Sq. Ft. Total Area

*17,170 Sq. Ft. Office

*12 Exterior Docks

*4 Interior Docks

South Section (608 Supreme)

*73,336 Sq. Ft. Total Area

*5,632 Sq. Ft. Office

*11 Exterior Docks

*1 Drive-in Door

Trammell Crow Company
Contact: Chuck Johanns
         Chris Lydon
         Michael Nelligan

EXTENSION AGREEMENT to be attached to and form a part of lease (which together with any amendments, modifications and extensions thereof is hereinafter called the "Lease"), made of 22nd of September, 1994.

                                    Between

                 Bensenville Associates, Ltd. later revised to
                  SSMRT Bensenville Industrial Park (3), Inc.

                                  as Landlord

                                      and

                            Olympus Properties, Inc.

                                   as Tenant

                         covering the premises known as

                               608 Supreme Drive
                                Bensenville, IL

WITNESSETH that the Lease is hereby renewed and extended for a further term of 24 months to commence on November 1, 1996, and to end on October 31, 1998, on the condition that Landlord and Tenant comply with all the provisions of the covenants and agreements contained in the Lease, except that the monthly base rent as described in Paragraph 2A of the Lease during said period shall be $26,584.00.

IN WITNESS WHEREOF, the parties hereto have signed and sealed this extension agreement this 31st day of July, 1996

WITNESS: SSMRT Bensenville Industrial Park (3), Inc.

WITNESS:

                                   Bensenville Associates, Ltd. later revised to SSMRT Bensenville Industrial Park (3), Inc.


/s/ B. Talbot                      By: /s/ ? ? ?
----------------------------       ---------------------------------------------

WITNESS:

                                   Olympus Properties, Inc


/s/ Marilyn Dambacher              By: /s/ ? ? ?
----------------------------       ---------------------------------------------